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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                           May 30, 1996 (May 1, 1996)
                Date of Report (Date of earliest event reported)

                         QUANTUM HEALTH RESOURCES, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-19076
                            (Commission File Number)

                                   33-0414232
                        (IRS Employer Identification No.)

                              TWO PARKWOOD CROSSING
                         310 EAST 96TH STREET, SUITE 300
                           INDIANAPOLIS, INDIANA 46240
                    (Address of principal executive offices)

                                 (317) 580-6830
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     The Registrant, Olsten Corporation and QHR Acquisition Corp., a wholly-owned subsidiary of Olsten Corporation, have entered into an amendment, dated as of May 1, 1996 (the "Amendment"), to the Agreement and Plan of Merger filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated May 3, 1996. The Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         2.1 Amendment to Agreement and Plan of Merger, dated as of May 1, 1996, by and among Olsten Corporation, QHR Acquisition Corp. and the Registrant
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           QUANTUM HEALTH RESOURCES, INC.
                                                    (REGISTRANT)


Date: May 30, 1996                         By: /s/ John C. McIlwraith
                                               ---------------------------------
                                               John C. McIlwraith
                                               Senior Vice President, Strategic
                                               Planning and General Counsel